Exhibit 10.11
                          FIRST MODIFICATION AGREEMENT

                  This FIRST MODIFICATION AGREEMENT (hereinafter the "Modification") dated as of May 28, 2004, by and between

     FIVE STAR GROUP, INC., a corporation of the State of Delaware with its principal corporate place of business at 903 Murray Road, East Hanover, Morris County, New Jersey 07936 with its mailing address at 903 Murray Road, P.O. Box 1960, East Hanover, Morris County, New Jersey 07936 (hereinafter referred to as "BORROWER")

                                       and

     FLEET CAPITAL CORPORATION, a corporation organized and existing under the laws of the State of Rhode Island with offices at Mail Stop NJ RP 46703E, 750 Walnut Avenue, Third Floor, Cranford, New Jersey 07016 (being hereinafter referred to as "LENDER")


                                 WITNESSES THAT:


     (1) WHEREAS, on June 30, 2003, BORROWER and LENDER entered into a certain Loan and Security Agreement (such certain Loan and Security Agreement being hereinafter referred to as the "Loan Agreement");

     (2) WHEREAS, pursuant to the Loan Agreement, BORROWER received approval to borrow up to $25,000,000 from LENDER in the form of a revolving loan (called the "Revolving Loan" in the Loan Agreement and, except as hereby amended, such term to have the same meaning herein that it has in the Loan Agreement);

     (3) WHEREAS, the Loan Agreement matures on June 30, 2008, BORROWER having heretofore selected the Extended Maturity Date described in the Loan Agreement;

     (4) WHEREAS, in order to secure BORROWER's payment and performance obligations under the Loan Agreement, BORROWER provided LENDER with Collateral as more fully defined and set forth in the Loan Agreement (such Collateral being hereinafter referred to as the "Collateral", such term to have the same meaning herein that it has in the Loan Agreement);

     (5) WHEREAS, BORROWER has requested that LENDER modify the Loan Agreement so that: (a) the maximum amount that can be borrowed under the Revolving Loan be increased from $25,000,000 to $28,000,000; and

        (b) the Inventory sublimit be increased from $14,600,000 to $16,500,000; and

        (c) LENDER memorialize the aforesaid change by a written modification of the Loan Agreement;

     (6) WHEREAS, LENDER is willing to do the foregoing, but only if the conditions contained in this Modification are satisfied;

     (7) WHEREAS, in order to induce LENDER to enter into this Modification, BORROWER is willing to execute this Modification and comply with the provisions hereof;

     (8) WHEREAS, BORROWER represents that its execution of this Modification and its performance of the covenants and terms contained herein will inure to its economic benefit and will be in furtherance of its corporate purposes;


     NOW, THEREFORE, in consideration of the premises and the covenants contained in this Modification and for other good and valuable consideration, BORROWER and LENDER do hereby agree as follows:

                                   ARTICLE I

                        AMENDMENT OF THE LOAN AGREEMENT

     1.1 Unless  otherwise  specifically  defined  herein,  all terms defined in
Article I of the Loan Agreement shall have the same meanings herein as those given therein.

     1.2 The definition of "Agreement" set forth in Section 1.8 of the Loan Agreement is hereby amended as follows (it being intended that any time the term "Agreement" appears in the Loan Agreement, that term shall collectively mean all of the following):

        (a) the Loan Agreement; as amended by

        (b) this Modification; as amended by

        (c) all extensions, modifications (including without limitation modifications increasing or decreasing the amount of the Revolving Loan or any other financial accommodation or facility now or hereafter provided hereunder), refinancings, renewals, substitutions, replacements and/or redatings thereof.

     1.3 The definition of "Lending Formula" set forth in Section 1.40 of the Loan Agreement is hereby amended as follows (it being intended to reflect the facts that (1) the maximum amount of the Revolving Loan has been hereby increased from $25,000,000 to $28,000,000 and (2) BORROWER did in fact elect the Extended Maturity Date and executed a Master Agreement and (3) any time the term "Lending Formula" appears in the Loan Agreement, that term shall mean the Lending Formula set forth below):


        1.40"LENDING  FORMULA".40  "LENDING  FORMULA  means the  lesser  of: (a)
            $28,000,000 LESS in all cases the "Swap Reserve" (i.e., the amount approximating the marked to market exposure from time to time of LENDER or LENDER's Affiliate under the Master Agreement), such "Swap Reserve" to be instituted only if BORROWER's Fixed Charge Coverage (as defined in Article V below) is less than 1.13 to 1.0 as at any testing date which said Article V fixes for such covenant; or

        (b) the total of the "loan value" of Eligible Receivables PLUS the "loan value" of Eligible Inventory.

     1.4 The definition of "Loan Value" set forth in Section 1.45 of the Loan Agreement is hereby amended as follows (it being intended to reflect the fact that (1) the Inventory sublimit has been increased from $14,600,000 to $16,500,000 and (2) any time the term "Loan Value" appears in the Loan Agreement, that term shall collectively mean all of the following):

        1.45"LOAN  VALUE".40  "LENDING  FORMULA  means:

        (a) As it relates to Eligible Receivables: Eligible Receivables shall normally have a "loan value" of eighty percent (80%) of such Eligible Receivables, provided, however, that LENDER in good faith and in the exercise of its reasonable commercial judgment may on prior notice to BORROWER fix the aforesaid advance rate at some lesser percentage; or

        (b) As it relates to Eligible Inventory: Eligible Inventory shall normally have a "loan value" of up to the lesser of $16,500,000 or 55% of the value of Eligible Inventory, provided, however, that LENDER in good faith and in the exercise of its reasonable commercial judgment may on prior notice to BORROWER fix the aforesaid "loan value" at some lesser amount or percentage.



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

     1.5 The definition of "Maturity Date" set forth in Section 1.49 of the Loan Agreement is hereby amended as follows (it being intended to reflect the fact that BORROWER did in fact select the option for the Extended Maturity Date):

        1.49 "MATURITY DATE" shall mean June 30, 2008.

     1.6 Section 2.9(d) of the Loan Agreement is hereby amended as follows (it being intended to make the provisions of this Section consistent with the increase in the Revolving Loan from $25,000,000 to $28,000,000 and to reflect the fact that BORROWER did in fact select the Extended Maturity Date):

        2.9(d) Termination Charges. At the effective date of termination of this Agreement for any reason (and whether by LENDER or by BORROWER), BORROWER shall pay to LENDER (in addition to the then outstanding principal, accrued interest and other charges owing under the terms of this Agreement and any of the other Loan Documents and in addition to any amounts payable under Section 2.10) as a premium or liquidated damages for the loss of the bargain and not as a penalty, the following amount:

        (1) If termination occurs during the period commencing on the date hereof and ending on June 30, 2006, BORROWER shall pay a prepayment premium equal to 1% of the maximum potential amount that could be borrowed under the Revolving Loan (i.e., 1% of $28,000,000.

        (2) If termination occurs during the period commencing on July 1, 2006, and ending on June 30, 2007, BORROWER shall pay a prepayment premium equal to $210,000 (i.e., 3/4% of $28,000,000).

        (3) If termination occurs during the period commencing on July 1, 2007, and ending on June 29, 2008, BORROWER shall pay a prepayment premium equal to $140,000 (i.e., 1/2% of $28,000,000).

     1.7 Section 2.11(a) of the Loan Agreement is hereby amended as follows (it being intended to reflect the fact that the June 20, 2003 "master" Revolving Note has been restated and amended and replaced by a note dated as of even date herewith in the face amount of $28,000,000):

        (a) The Revolving Loan is evidenced by BORROWER's certain master restated and amended promissory revolving note dated as of May 28, 2004, and made payable to the order of LENDER. The amounts due under such note shall be payable as provided in this Agreement.

     1.8 Section 5.21(c)(1) of the Loan Agreement is hereby amended as follows (it being intended to reflect the fact that the definition of "Fixed Charge Coverage" has been amended to take into account BORROWER's repurchases of stock):

                           For purposes of this covenant, "Fixed Charge
          Coverage" means the following ratio (calculated on a rolling
                                12 month basis):

                   BORROWER's earnings before interest, taxes, depreciation and amortization and before the income statement component of any change in valuation arising under the Master
                                    Agreement
                 LESS BORROWER's "Unfunded Capital Expenditures"
                   LESS cash payment of income tax liabilities
                     LESS cash distributions to stockholders
                  LESS all scheduled principal payments paid as
          allowed by the Subordinated Seller Note (at the present time there being no scheduled payments allowed by the
                                  Subordinated


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

                                  Seller Note)
               LESS cash used by BORROWER to repurchase its stock
                                 --divided by--

                        interest expense PLUS the current
                   maturities of long term debt as reported in
                 BORROWER's annual financial statements for its
                      fiscal year immediately preceding the
                             applicable test period
                    PLUS current maturities of Capital Lease
             Obligations as reported in BORROWER's annual financial
            statements for its fiscal year immediately preceding the
                             applicable test period

                                   ARTICLE II
              RESTATEMENT/SUBSTITUTION OF "MASTER" REVOLVING NOTE

     2.1 BORROWER agrees to execute on the date hereof a "master" restated and amended Revolving Note, such note to be dated as of even date herewith and be entitled (in part) "Restated and Amended Promissory Note" and be in the face amount of $28,000,000 so as to evidence the amendments to the Revolving Loan and the Loan Documents which are made and effected by this Modification. 2.2
BORROWER foregoing $28,000,000 "master" Restated and Amended Revolving Note restates, replaces and substitutes for the "master" Revolving Note executed by BORROWER and dated as of June 20, 2003.

     2.3 BORROWER's foregoing "master" Restated and Amended Revolving Note, together with all extensions, modifications (including without limitation modifications increasing or decreasing the amount thereof or any financial accommodation provided thereunder), refinancings, renewals, substitutions, replacements and/or redatings thereof, together with the Loan Agreement and the records of LENDER described in the Loan Agreement, constitute and are the "REVOLVING NOTE" as such term is used in the Loan Agreement.

                                  ARTICLE III
                                  MISCELLANEOUS

     3.1 All of the Loan Documents described and defined in the Loan Agreement shall be deemed to be amended in manner consistent hereto and conforming herewith.

     3.2 On and after the date hereof, the rights and obligations of LENDER and BORROWER shall be determined by reference to the Loan Agreement and the other aforementioned Loan Documents as amended by this Modification and as amended from time to time hereafter.

     3.3 (a) In order to induce LENDER to enter into this Modification and to perform its obligations hereunder, BORROWER reaffirms all of the representations and warranties which BORROWER made in the Loan Agreement and BORROWER hereby makes and gives each and all such representations and warranties directly to LENDER.

        (b) All such representations and warranties remain true and accurate as of the date hereof.

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

        (c) All such representations and warranties shall survive the execution and delivery of this Modification.

     3.4 As a condition of this Modification, BORROWER shall deliver to LENDER:

        (a) this Modification;

        (b) BORROWER's "master" Restated and Amended Revolving Note dated as of even date herewith and entitled (in part) "Restated and Amended Promissory Note" and in the face amount of $28,000,000;

        (c) enabling corporate resolutions of BORROWER; (d) the consent of FIVE STAR PRODUCTS, INC. (formerly known as AMERICAN DRUG COMPANY, INC., and the "Guarantor" named in the Loan Agreement;;

        (e) the consent of JL DISTRIBUTORS, INC. (the "Seller" named in the Loan Agreement);

        (f) enabling corporate resolutions of the aforesaid "Guarantor"; and (g) enabling corporate resolutions of the aforesaid "Seller".

3.5 (a) BORROWER agrees that, as of the opening of business on May 27, 2004, there was now due and outstanding on the Revolving Loan the principal sum of $17,749,243.65 in direct and attributed Revolving Loan borrowings (accrued interest, if any, for the month of April 2004, having been paid in full).

        (b) BORROWER agrees that there exist no defenses, recoupments, setoffs, counterclaims or any other claims or charges against the amounts due to LENDER under the Revolving Loan or the Loan Agreement.

        (c) BORROWER agrees that there exist no claims or charges against any actions or inactions of LENDER in extending the Loan Agreement or in making disbursements under the Loan Agreement or in otherwise administering the Loan Agreement.

     3.6 EXCEPT AS SPECIFICALLY SET FORTH IN THIS MODIFICATION, NOTHING IN THIS MODIFICATION IS INTENDED TO IN ANY WAY ALTER OR AFFECT THE TERMS AND PROVISIONS OF THE LOAN AGREEMENT, INCLUDING BUT NOT LIMITED TO BORROWER'S PAYMENT AND PERFORMANCE OF THE REVOLVING LOAN.

     3.7 NOTHING IN THIS MODIFICATION IS INTENDED TO IN ANY WAY RELEASE OR LESSEN THE COLLATERAL GIVEN TO SECURE THE PAYMENT AND THE PERFORMANCE OF THE LOAN AGREEMENT, THE REVOLVING LOAN AND THE OTHER LIABILITIES (AS DEFINED IN THE LOAN AGREEMENT) OF BORROWER TO LENDER.


     3.8 (a) BORROWER shall pay the legal expenses of LENDER for the preparation of this Modification, plus disbursements.


        (b) BORROWER shall promptly pay such expenses within 7 days from BORROWER's receipt of the bill therefor and, if not so paid, BORROWER hereby authorizes LENDER to effect payment of such expenses in the manner specified in the Authorization to Charge set forth in the Loan Agreement. 3.9 This Modification may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Modification by facsimile shall be as effective as delivery of a manually executed counterpart of this Modification.


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


     IN WITNESS WHEREOF, BORROWER and LENDER have caused this Modification Agreement to be executed by their respective duly authorized officers as of the date and year first above written.



ATTEST:                                 FIVE STAR GROUP, INC.


                                        By:
---------------------------------        -------------------------------------
Lydia DeSantis, Corporate Secretary        Steve Schilit, Exec. Vice President



                                        FLEET CAPITAL CORPORATION


                                        By:
                                            ------------------------------------
                                            James M. Jordan, Vice President